Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Schedule of cash and cash equivalents

(in thousands of USD)	December 31, 2019	December 31, 2018
Bank deposits	215,000	62,500
Cash at bank and in hand	81,954	110,633
TOTAL	296,954	173,133
Of which restricted cash	—	79

NET CASH AND CASH EQUIVALENTS	296,954	173,133